UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2006 (July 27, 2006)

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Seven Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-8900

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the previously announced plan by Cendant Corporation (“Cendant”) to distribute on July 31, 2006 all of the common stock of Wyndham Worldwide Corporation (“Wyndham”) to stockholders of Cendant, Wyndham has entered into definitive agreements with Cendant, Realogy Corporation (“Realogy”) and Travelport Inc. (“Travelport”) that, among other things, set forth the terms and conditions of the separation of Wyndham from Cendant and provide a framework for Wyndham’s relationships with Cendant, Realogy and Travelport after the separation. A summary of certain important features of the material agreements, which are referenced below, can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Cendant, Realogy and Travelport” in Wyndham’s information statement, which was attached as Exhibit 99.2 to Wyndham’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2006 (the “Information Statement”) and is incorporated by reference into this item.

Separation and Distribution Agreement

On July 27, 2006, Wyndham entered into a Separation and Distribution Agreement that sets forth the agreements among Wyndham, Cendant, Realogy and Travelport regarding the principal transactions necessary to effect the separation of Wyndham from Cendant. It also sets forth other agreements that govern certain aspects of Wyndham’s ongoing relationships with Cendant, Wyndham and Travelport after the completion of the separation of Wyndham. A copy of the Separation and Distribution Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference into this item.

Transition Services Agreement

On July 27, 2006, Wyndham entered into a Transition Services Agreement with Cendant, Wyndham and Travelport to provide Wyndham, Realogy and Travelport with an orderly transition to being independent from Cendant. Under the Transition Services Agreement, Wyndham will provide Cendant, Realogy and Travelport with various services, including services relating to human resources and employee benefits, payroll, financial systems management, treasury and cash management, accounts payable services, telecommunications services and information technology services. Under the Transition Services Agreement, Wyndham will also receive services from Cendant, Realogy and Travelport. A copy of the Transition Services Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this item.

Tax Sharing Agreement

On July 28, 2006, Wyndham entered into a Tax Sharing Agreement with Cendant, Realogy and Travelport that governs the parties’ respective rights, responsibilities and obligations after the separation of Wyndham from Cendant with respect to taxes, including ordinary course of business taxes and taxes, if any, incurred as a result of any failure of any distribution of all of the stock of Wyndham or Realogy (or Travelport if the sale of Travelport is not completed and the common stock of Travelport is distributed) to qualify as a tax-free distribution for U.S. federal income tax purposes within the meaning of Section 355 of the Internal Revenue Code of 1986, as amended. A copy of the Tax Sharing Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference into this item.

2006 Awards

As previously disclosed in our Information Statement, the Company granted awards in respect of the 2006 Long Term Incentive Program to our employees, including the named executive officers, with a grant date of August 1, 2006. The terms of these award are subject to the terms and conditions of our previously filed 2006 Equity and Incentive Plan and the form of the applicable award agreements, attached hereto as Exhibits 10.3 and 10.4, which are incorporated by reference into this item.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

Pursuant to the Separation and Distribution Agreement, on July 27, 2006, Wyndham drew approximately $300 million under its term loan facility and approximately $260 million under its $900 million revolving credit facility pursuant to its $1,200 million credit facility entered into on July 7, 2006 (the agreement pursuant to which such facility was entered into is referred to herein as the “Credit Agreement”). Wyndham also drew approximately $800 million pursuant to its $800 million interim loan facility entered into on July 7, 2006 (the agreement pursuant to which such facility was entered into is referred to herein as the “Interim Loan Agreement”). On July 27, 2006, Wyndham used the proceeds drawn under the Credit Agreement and the Interim Loan Agreement to fund the transfer of approximately $1,360 million to Cendant solely for the purpose of repaying certain indebtedness of Cendant.

Certain important features of the Credit Agreement and the Interim Loan Agreement are described in the section entitled “Description of Material Indebtedness” in Wyndham’s Information Statement, which is incorporated by reference into this item. In addition, the Credit Agreement and the Interim Loan Agreement were attached as Exhibits 10.38 and 10.39, respectively, to Wyndham’s Registration Statement on Form 10, as amended, filed with the Securities and Exchange Commission on July 12, 2006 and are incorporated by reference into this item.

As previously announced, upon the completion of a sale of Travelport by Cendant, Cendant will be required to promptly contribute a significant amount of the proceeds (after taxes, fees and expenses and retirement of Travelport’s borrowings) to Wyndham and Realogy in order to reduce Wyndham’s and Realogy’s initial indebtedness. As discussed more fully in Wyndham’s Information Statement, based on the expected amount of proceeds from the Travelport sale, it is currently estimated that Wyndham’s debt level will be reduced from $1,360 million at the time of its separation from Cendant to approximately $600 million after the receipt of its share of Travelport proceeds. The actual amount of cash proceeds that Wyndham receives upon the sale of Travelport may be more or less than the amount estimated to received by Wyndham in the Information Statement (and as set forth above), such that Wyndham’s indebtedness after giving effect to the receipt of such proceeds may be more or less than $600 million, depending on the adjustments to the purchase price at the closing of the Travelport sale, the amount of expenses, taxes and other payments incurred in connection with such sale, and the other uses of proceeds that have priority over contributions to Wyndham, in each case as more fully described in the section entitled “Certain Relationships and Related Party Transactions—Sale of Travelport” in the Information Statement. In addition, it is expected that Wyndham will have approximately $120 million in cash and cash equivalents at the time of its separation from Cendant. There can be no assurance that the closing of the Travelport sale will occur or that if it does occur that Wyndham will receive the full amount of the cash proceeds it currently expects to receive.

Item 7.01	Regulation FD Disclosure.

The information included in Items 1.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this item.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
2.1	Separation and Distribution Agreement by and among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 27, 2006

10.1	Transition Services Agreement among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 27, 2006

10.2	Tax Sharing Agreement among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 28, 2006

10.3	Form of Award Agreement — Restricted Stock Units

10.4	Form of Award Agreement — Stock Appreciation Rights

Forward Looking Statements

This Current Report on Form 8-K contains or incorporates by reference certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Wyndham to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various facts and were derived utilizing numerous important assumptions and other important factors, and changes in such facts, assumptions or factors could cause actual results to differ materially from those in the forward-looking statements. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Forward-looking statements include the information concerning our future financial performance, business strategy, projected plans and objectives. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expression or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward looking in nature and not historical facts. Wyndham cannot provide any assurances that any of the proposed transactions relating to Cendant’s separation plan that may impact Wyndham, such as the proposed sale of Travelport, will be completed, and can give no assurances as to the terms on which such transactions will be consummated. The sale of Travelport is subject to certain conditions precedent as described in the purchase agreement to such sale.

Various factors that could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements include but are not limited to:

terrorist attacks, such as the September 11, 2001 terrorist attacks, may negatively affect the travel industry, result in a disruption in our business and adversely affect Wyndham’s financial results; adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis; competition in Wyndham’s existing and future lines of business, and the financial resources of competitors; Wyndham’s failure to comply with regulations and any changes in laws and regulations, including hospitality, vacation rental and vacation ownership-related regulations; telemarketing regulations, privacy policy regulations and state, federal and international tax laws; seasonal fluctuation in the travel business; local and regional economic conditions that affect the travel and tourism industry; Wyndham’s failure to complete future acquisitions or to realize anticipated benefits from completed acquisitions; actions by Wyndham’s franchisees that could harm our business; Wyndham’s inability to access the capital and/or the asset-backed markets on a favorable basis; the loss of any of Wyndham’s senior management; risks inherent in operating in foreign countries, including exposure to local economic conditions, government regulation, currency restrictions and other restraints, changes in tax laws, expropriation, political instability and diminished ability to legally enforce Wyndham’s contractual rights; Wyndham’s failure to provide fully integrated disaster recovery technology solutions in the event of a disaster or other business interruption; the final resolutions or outcomes with respect to Cendant’s contingent and other corporate liabilities and any related actions for indemnification made pursuant to the Separation and Distribution Agreement; a failure by Cendant to complete the sale of Travelport, to receive gross cash proceeds of $4,300 million (which purchase price is subject to adjustment) or to contribute to us all or a portion of the proceeds that Wyndham expects to receive in connection with such sale; Wyndham’s inability to operate effectively as a stand-alone, publicly traded company; and the costs associated with becoming compliant with the Sarbanes-Oxley Act of 2002 and the consequences of failing to implement effective internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 by the date that we must comply with that section of the Sarbanes-Oxley Act.

Other unknown or unpredictable factors also could have material adverse effects on Wyndham’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Wyndham’s Information Statement, including under headings such as “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for Wyndham’s ongoing obligations to disclose material information under the federal securities laws, Wyndham undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

By:	/s/ Scott G. McLester
Scott G. McLester
Executive Vice President and
General Counsel

Date: July 31, 2006

WYNDHAM WORLDWIDE CORPORATION

CURRENT REPORT ON FORM 8-K

Report Dated July 31, 2006

EXHIBIT INDEX

Exhibit No.	Description
2.1	Separation and Distribution Agreement by and among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 27, 2006

10.1	Transition Services Agreement among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 27, 2006

10.2	Tax Sharing Agreement among Cendant Corporation, Realogy Corporation, Wyndham Worldwide Corporation and Travelport Inc., dated as of July 28, 2006

10.3	Form of Award Agreement — Restricted Stock Units

10.4	Form of Award Agreement — Stock Appreciation Rights